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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 AMENDMENT NO. 1

                                       ON

                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 7, 1997
                                                       (December 23, 1996)


                            CONSOLIDATED HYDRO, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

   Not Yet Issued                                       06-1138478
   (Commission                                      (IRS Employer
   File Number)                                     Identification   No.)

680 Washington Boulevard, Stamford, Connecticut          06901
      (Address of principal executive offices)        (Zip code)

        Registrant's telephone number, including area code (203) 425-8850


                                      N.A.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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                                 Page 1 of  9
                           Exhibit Index on Page 9

Item 1.  Changes in Control of Registrant

         NONE

Item 2.  Acquisition or Disposition of Assets

         On December 23, 1996, Consolidated Hydro, Inc., a Delaware corporation (the "Company" or "CHI"), through its wholly owned subsidiary, CHI Universal, Inc., a Delaware corporation ("CHI Universal"), sold Consolidated Hydro Maine, Inc., a Delaware corporation ("CHI Maine"), to Ridgewood Maine Hydro Partners, L.P., a Delaware limited partnership (the "Partnership"). CHI Maine owned and operated 15 hydroelectric projects located in the State of Maine with an aggregate capacity of 11.32 megawatts (the "Projects"). The sale was made pursuant to an Agreement of Merger dated July 1, 1996 (the "Merger Agreement"), by and among CHI Maine, CHI Universal, CHI Ridgewood Maine Hydro Corporation and the Partnership, a copy of which has been previously filed as an exhibit to an earlier Report on Form 8K dated December 23, 1996 and is incorporated by reference into this Current Report on Form 8-K.

         On the Closing Date (as defined in the Merger Agreement), all of the issued and outstanding capital stock of CHI Maine was sold to the Partnership for cash. The total proceeds from the sale aggregated approximately $12.9 million, and the Partnership assumed a long-term lease obligation of approximately $1.2 million related to one of the Projects.

         Under a separate agreement with the Partnership, CHI will continue to operate and maintain the Projects and provide certain administrative services to the Partnership for an initial period of up to 15 years.

Item 3.  Bankruptcy or Receivership

         NONE
Item 4.  Changes in Registrant's Certifying Accountant
         NONE

Item 5.  Other Events

         NONE

Item 6.  Resignations of Registrant's Directors

         NONE

Item 7.  Financial Statements and Exhibits

         (a)      Financial statement of businesses acquired

                  NONE

         (b)      Pro Forma Financial Information of Consolidated
                  Hydro, Inc. - Basis of Presentation .......................4

                  --  Unaudited Pro Forma Consolidated Statements of
                  Operations for the year ended June 30, 1996 ...............5

                  --  Unaudited Pro Forma Consolidated Statements of
                  Operations for the six months ended December 31, 1996 .....6

                  --  Notes to unaudited Pro Forma Financial Information ....7

         (c)      Exhibits

               (1) Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P. *

               (2) Letter Agreement, dated November 15, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P. *

               (3) Letter Agreement, dated December 3, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P. *

             ----------------------
             * Previously filed

Item 8.  Change in Fiscal Year

         NONE

Item 9.  Sales of Equity Securities Pursuant to Regulation S

         NONE

Item 7(b)

                            CONSOLIDATED HYDRO, INC.
                    Unaudited Pro Forma Financial Information
                              Basis of Presentation

         The following unaudited pro forma consolidated financial information of the Company is derived from the historical Consolidated Financial Statements of the Company, included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1996 and Quarterly Report on Form 10-Q for the six months ended December 31, 1996, and has been adjusted to give effect to the sale of CHI Maine on December 23, 1996 as described in Item 2 of this Form 8-K.

         The unaudited pro forma information is based on the historical statements of operations of the Company for the year ended June 30, 1996 and the six months ended December 31, 1996 as if CHI Maine had been sold at the beginning of each period presented giving effect to the adjustments as reflected in the accompanying notes. The pro forma balance sheet of the Company as of December 31, 1996 (the Company's latest filing) is not included herein since the effects of the disposition of CHI Maine are already reflected therein.

         The pro forma adjustments are based upon currently available information and upon certain assumptions that management of the Company believes are reasonable. The final sale adjustments may differ from the pro forma adjustments herein. The unaudited pro forma consolidated financial information is not necessarily indicative of what the actual results of operations of the Company would have been for the periods indicated had the transaction described above been consummated on July 1, 1995, nor does it purport to represent the results of operations or financial position for future periods.

         The unaudited consolidated financial information should be read in conjunction with the other financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended June 30, 1996 and the Quarterly Report on Form 10-Q for the quarterly period ended December 31, 1996, which are incorporated herein by reference.

                             CONSOLIDATED HYDRO INC.
                               Unaudited Pro Forma
                      Consolidated Statement of Operations
                        For the Year Ended June 30, 1996
             (Amounts in thousands except share and per share amounts)


                                                                    Historical                           Pro Forma
                                                             -------------------------- ---------------------------------------
                                                                           Disposition of
                                                                            Consolidated       Adjustments
                                                             Consolidated     Hydro          for Disposition
                                                              Hydro, Inc.  Maine, Inc.       Dr.        Cr.        Combined
                                                              -----------  -----------       ---        ---        --------

Operating revenues:
  Power generation revenue                                       $ 49,761     $ 4,961                                $ 44,800
  Management fees and operations & maintenance revenues             4,986          --                  1,546 [a]        6,532
  Equity income in partnership interests & other
    partnership income                                                635          --                                     635
                                                                ---------    --------                                --------
                                                                   55,382       4,961                                  51,967
                                                                ---------    --------                                --------

Costs and expenses:
  Operating                                                        17,815       1,503      1,142 [b]     167 [c]       17,287
  General and administrative                                        6,487          --                                   6,487
  Charge for employee and director equity participation
    programs                                                          259          --                                     259
  Depreciation and amortization                                     9,846         849                                   8,997
  Lease expense to related party                                    3,532          --                                   3,532
  Lease expense to unrelated parties                                2,540          98                                   2,442
  Charge for impairment of long-lived assets                       87,202      25,166                                  62,036
                                                                 --------    --------                                --------
                                                                  127,681      27,616                                 101,040
                                                                 --------    --------                                --------

  Loss from operations                                            (72,299)    (22,655)                                (49,073)

Interest income                                                     1,032          --                     -- [d]        1,032
Other income                                                          368           2                                     366
Interest expense on indebtedness to a related party                (9,927)         --                                  (9,927)
Interest expense on indebtedness to  unrelated parties            (16,949)       (169)                                (16,780)
Minority interests in loss of consolidated subsidiaries             2,063          --                                   2,063
                                                                 --------    --------                                --------

  Loss before benefit for income taxes                            (95,712)    (22,822)                                (72,319)

Benefit for income taxes                                            7,381       6,548                                     833
                                                                 --------    --------    ---------     -------       --------
          Net loss                                              $ (88,331)  $ (16,274)     $ 1,142     $ 1,713       $(71,486)
                                                                 ========    ========    =========     =======       ========

Net loss applicable to common stock:
  Net loss                                                      $ (88,331)                                           $(71,486)
  Dividends declared on preferred stock                           (13,057)                                            (13,057)
  Accretion of preferred stock                                       (857)                                               (857)
  Undeclared dividends on cumulative preferred stock               (9,818)                                             (9,818)
                                                                ---------                                            --------
                                                               $ (112,063)                                           $(95,218)
                                                                =========                                            ========

Net loss per common share                                        $ (87.45)                                           $ (74.30)
                                                                =========                                            ========

Weighted average number of common shares                        1,281,516                                           1,281,516
                                                                =========                                           =========



    The accompanying notes are an integral part of the financial statements.


                             CONSOLIDATED HYDRO INC.
                               Unaudited Pro Forma
                      Consolidated Statement of Operations
                      For the Six Months Ended December 31,
                   1996 (Amounts in thousands except share and
                               per share amounts)


                                                                    Historical                         Pro Forma
                                                             --------------------------   ------------------------------------
                                                                          Disposition of
                                                                           Consolidated      Adjustments
                                                             Consolidated    Hydro          for Disposition
                                                             Hydro, Inc.  Maine, Inc.       Dr.        Cr.          Combined
                                                             -----------  -----------       ---        ---          --------


Operating revenues:
    Power generation revenue                                     $ 22,126      $ 1,879                               $ 20,247
    Management fees and operations & maintenance revenues           2,692           --                   849 [a]        3,541
    Equity income in partnership interests & other
      partnership income                                              396           --                                    396
                                                               ----------      -------                               --------
                                                                   25,214        1,879                                 24,184
                                                               ----------      -------                               --------

Costs and expenses:
    Operating                                                       8,854          715        636 [b]     88 [c]        8,687
    General and administrative                                      3,120           --                                  3,120
    Charge for employee and director equity participation
      programs                                                         50           --                                     50
    Depreciation and amortization                                   4,331           --                                  4,331
    Lease expense to related party                                  1,795           --                                  1,795
    Lease expense to unrelated parties                              1,070           33                                  1,037
    Adjustment for impairment of long-lived assets                   (412)          --                                   (412)
                                                                ---------      -------                               --------
                                                                   18,808          748                                 18,608
                                                                ---------      -------                               --------

    Income from operations                                          6,406        1,131                                  5,576

Interest income                                                       639           --                    -- [d]          639
Other income                                                           44           --                                     44
Interest expense on indebtedness to a related party                (5,171)          --                                 (5,171)
Interest expense on indebtedness to  unrelated parties             (9,500)         (79)                                (9,421)
                                                                 --------      -------                               --------

    (Loss)/income before income taxes and extraordinary item       (7,582)       1,052                                 (8,333)

Benefit/(provision) for income taxes                                1,460         (393)                                 1,853
                                                                 --------      -------                                -------
    (Loss)/income before extraordinary item                        (6,122)         659                                 (6,480)

Extraordinary gain on early extinguishment of debt
    (net of income tax of $3,414)                                   5,622           --                                  5,622
                                                                 --------      -------    -------    -------         --------
               Net (loss)/income                                   $ (500)       $ 659      $ 636      $ 937           $ (858)
                                                                 ========      =======    =======    =======         ========

Net loss applicable to common stock:
    Net loss                                                       $ (500)                                             $ (858)
    Dividends declared on preferred stock                          (7,208)                                             (7,208)
    Accretion of preferred stock                                     (428)                                               (428)
    Undeclared dividends on cumulative preferred stock             (4,909)                                             (4,909)
                                                                ---------                                           ---------
                                                                $ (13,045)                                          $ (13,403)
                                                                =========                                           =========
Net loss per common share:
    Loss before extraordinary item                               $ (14.52)                                           $ (14.80)
    Extraordinary item                                               4.37                                                4.37
                                                                ---------                                           ---------
                                                                 $ (10.15)                                           $ (10.42)
                                                                =========                                           =========

Weighted average number of common shares                        1,285,762                                           1,285,762
                                                                =========                                           =========


    The accompanying notes are an integral part of the financial statements.

                            CONSOLIDATED HYDRO, INC.
                          Notes to Unaudited Pro Forma
                       Consolidated Financial Information
                             (Amounts in thousands)

         The following unaudited pro forma consolidated financial information is based on the historical statements of operations of the Company for the year ended June 30, 1996 and the six months ended December 31, 1996 as if CHI Maine had been sold at the beginning of each period presented giving effect to the adjustments as reflected below.

         On December 23, 1996, Consolidated Hydro, Inc. (the "Company" or "CHI"), sold Consolidated Hydro Maine, Inc. ("CHI Maine"), to Ridgewood Maine Hydro Partners, L.P., (the "Partnership") for cash. The total proceeds from the sale aggregated approximately $12.9 million, and the Partnership assumed a long-term lease obligation of approximately $1.2 million related to one of the Projects.

         Under a separate agreement with the Partnership, CHI will continue to operate and maintain the Projects and provide certain administrative services to the Partnership for an initial period of up to 15 years.

         The unaudited pro forma statement of operations adjustments for the year ended June 30, 1996 are summarized as follows:

[a] Represents twelve months of fixed management services fees of $208 and administrative service fees of $91, in accordance with the O&M annual contract. Also included are rebillable revenues associated with "additional service" costs of $500 and "additional service" labor of $747. In accordance with the O&M contract, "additional services" are to be billed at cost plus 5% for materials and cost plus 10% for labor.

[b] Represents salary costs of $666 associated with both routine maintenance and "additional services" plus other "additional services" of $476.

[c] Represents the reversal of an allocated overhead factor associated with labor costs that is eliminated in consolidation.

[d] In accordance with generally accepted accounting principles governing the preparation of pro forma financial information, no interest income related to the pro forma cash balance of $11,700 has been assumed.

         The unaudited pro forma statement of operations adjustments for the six months ended December 31, 1996 are summarized as follows:

[a] Represents six months of fixed management services fees of $107 and administrative service fees of $47, in accordance with the O&M annual contract fees of $214 and $94, respectively. Also included are rebillable revenues associated with "additional service" costs of $301 and "additional service" labor of $394. In accordance with the O&M contract, "additional services" are to be billed at cost plus 5% for materials and cost plus 10% for labor.

[b] Represents salary costs of $350 associated with both routine maintenance and "additional services" plus other "additional services" of $286.

[c] Represents the reversal of an allocated overhead factor associated with labor costs that is eliminated in consolidation.

[d] In accordance with generally accepted accounting principles governing the preparation of pro forma financial information, no interest income related to the pro forma cash balance of $11,700 has been assumed.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    March 7, 1997               CONSOLIDATED HYDRO, INC.

                                     By:  /s / Patrick J. Danna
                                          -----------------------------
                                          Patrick J. Danna
                                          Vice President, Controller
                                           and Treasurer
                                          (principal accounting officer)

                                  Exhibit Index


Exhibit No.    Description


      (1) Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P. *

      (2) Letter of Agreement, dated November 15, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P. *

      (3) Letter Agreement, dated December 3, 1996, amending Agreement of Merger, dated as of July 1, 1996, by and among Consolidated Hydro Maine, Inc., CHI Universal, Inc., Consolidated Hydro, Inc., Ridgewood Maine Hydro Corporation and Ridgewood Maine Hydro Partners, L.P. *

----------------------

* Previously filed